Education Lending Group, Inc. (EDLG)
Transaction Overview

CIT Group Inc.

Exhibit 99.3

Forward Looking Statement and Notice to Investors

Certain statements made in this presentation that are not historical facts may constitute "forward-looking"
statements under the Private Securities Litigation Reform Act of 1995, including those that are signified by words such as "anticipate", "believe", "expect", "estimate", and similar expressions.  These forward-looking statements reflect the current views of CIT and its management and are subject to risks, uncertainties, and changes in circumstances.  CIT's actual results or performance may differ materially from those expressed in, or implied by, such forward-looking statements.  Factors that could affect actual results and performance include, but are not limited to, potential changes in interest rates, competitive factors and general economic conditions, changes in funding markets, industry cycles and trends, uncertainties associated with risk management, changes in government guarantee programs or regulations, and other factors described in our Form 10-K for the year ended December 31, 2003 and our Form 10-Q for the quarter ended September 30, 2004.  CIT does not undertake to update any forward-looking statements.

This presentation does not constitute an offer to purchase nor a solicitation of an offer to sell any securities. The tender offer for the outstanding shares of Education Lending Group common stock described in this announcement has not commenced. Any offers to purchase or solicitation of offers to sell will be made only pursuant to a tender offer statement and a solicitation and recommendation statement filed with the Securities and Exchange Commission. The tender offer statement (including an offer to purchase, a letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information and should be read carefully before any decision is made with respect to the tender offer. Those materials will be made available to all stockholders of Education
Lending Group at no expense to them. In addition, all of those materials (and all other offer documents filed with the SEC) will be available at no charge on the SEC's web site (http://www.sec.gov).

Introduction

Education finance is a fast growing, non-cyclical industry that compliments CIT’s diverse businesses

EDLG represents an attractive entry platform into education finance

Independent for-profit education finance company

$4.0bn portfolio

$1.5bn of annual originations

Business model compatible with CIT Specialty Finance competencies

Transaction is consistent with strategy of redeploying available capital into higher growth businesses with favorable risk return profiles

Overview of EDLG

Headquartered in San Diego, CA with 226
employees

Founded in 1999 by Robert deRose,
Chairman and CEO

Fourth largest FFELP consolidation loan
originator

The Company historically originated
primarily through marketing partners, the
largest of which, FinancialAid.com, it
acquired in October 2004

The Company has grown its school
origination channel and began servicing its
originations

The Company markets under the brand
name Student Loan Xpress and is on the
preferred lender list at almost 600 schools

Company overview

Portfolio by geography

FL  4.1%

MI  3.6%

NJ  3.1%

GA  3.0%

WI  3.0%

IL  4.4%

WA  2.8%

VA  2.6%

MN  2.6%

MA  2.6%

Other  32.7%

TX  5.1%

PA  5.3%

OH  4.5%

CA  12.8%

NY  7.8%

Portfolio by average balance ($ thousands)

Portfolio Quality

$4 billion of Federal Family Education Loan Program (FFELP) loans

FFELP loans are at least 98% government guaranteed

Holders of FFELP loans are guaranteed a minimum yield

$13 million of private student loans

Private loans bear no federal guarantee but are not dischargeable in bankruptcy

EDLG’s favorable charge-off history reflects high credit quality

Annual charge-offs less than 5 bps

Average default rates of EDLG’s university list is below the national average

Cohort default rates of originating schools (%)

4.37

Total (1,268 schools)

4.34

Top 100

3.94

Top 25

3.60%

Top 10

National cohort default rates (%)

5.2

2002

5.4

2001

5.9

2000

5.6%

1999

Management

EDLG’s management team is highly regarded within the industry

Average 15+ years of industry experience

Proven track record

Management enthusiastic about joining CIT

Operated within Specialty Finance to leverage existing competencies

Credit management

Servicing and systems infrastructure

Government sponsored program knowledge (SBA)

Executive Officers

Age

Position

Name

52

President and CEO of Education Loan Servicing Corp.

David Harmon

50

President and CEO of Student Loan Xpress

Fabrizio Balestri

EVP, Secretary, and General Counsel

EVP and CFO

President, COO and Director

Chairman of the Board and CEO

56

Douglas Feist

44

James Clark

53

Michael Shaut

57

Robert deRose

Private
Public
$22
$22
$24
$25
$27
$28
$30
$32
$33
$35
$37
$39
$41
$8
$8
$9
$10
$11
$11
$12
$13
$14
$15
$16
$17
$18
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

$37.4
$39.7
$45.2
$52.1
$59.5
$64.9
$69.4
$73.8
$78.5
$83.6
2000
2001
2002
2003
2004E
2005E
2006E
2007E
2008E
2009E

What makes the student loan market interesting?

Sizeable and growing market

$330bn spent annually on postsecondary education, growing at twice the rate of inflation

Approximately $50bn is federal student loans, growing at 11.5% per year

Approximately $12bn is private student loans, growing at 26% per year

Population growth trends provide for long term market growth predictability

Source: Department of Education

Cost of education ($000)

Source: Department of Education

Note: Excludes consolidation volume

Federal student loan origination volume ($bn)

Strategic Benefits

Non-cyclical business
generating predictable
earnings stream

Government guaranty
lowers risk profile

High quality assets
create additional
liquidity

Well defined growth
prospects

Business model
compatible with other
Specialty Finance
business lines

Operating synergies exist
(servicing and systems
infrastructure)

Potential cross-sell
opportunities

Financial Rationale

Operating Rationale

Financial Overview

Transaction Summary

Tender offer to purchase all outstanding EDLG shares

$19.05 per share

23% premium to recent trading levels

Indicated transaction value of $381 million

100% cash purchase

$269 million goodwill

Assumption of existing secured debt

Transaction is expected to close Q1 2005

Earnings neutral in 2005, accretive thereafter

Capital And Funding Implications

Modest capital requirements given high quality assets

Required consolidated capitalization levels (tangible equity/managed assets) decline as a result of lower risk profile

Student Loan ABS market is mature and highly liquid

Because of the quality of the assets, issuers can fund these loans in the asset-
backed securitization market with advance rates in excess of 100%

No tranche has ever been downgraded

CIT will continue to utilize the ABS market as a core funding source for these assets

6%

Private loans

2%

Government guarantee loans (FFELP)

Risk adjusted capital requirements

Key Financial Metrics

Modeling low double digits

30%

Asset Growth

Comments

EDLG

Metric

Returns

Equity premium reduces ROE and inflates ROTE

Operating ROE meets 15%+ hurdle today

Low risk assets yield lower returns

Target mid-40’s

Efficiencies achieved through scale and CIT’s processing
expertise

Government guarantee results in minimal losses

Guaranteed minimum yield

Matched-funded

Not Meaningful

ROE & ROTE

50 bps

ROA

75%

Efficiency Ratio

< 5 bps

Credit Losses

100-150 bps

Risk Adjusted Margin

~

~

~

~

~

~

Summary

The Education Finance market has attractive growth and risk
characteristics

EDLG offers an excellent entry platform

Well positioned, scalable business

Compatible business model/approach

The transaction provides compelling strategic benefits

Diversification into another predictable and non-cyclical, flow business

Attractive growth prospects in a low risk market

Adds meaningful depth to CIT’s consumer business with cross-sell opportunities

High credit quality assets generating attractive risk-adjusted returns